                 OPPENHEIMER CONVERTIBLE SECURITIES FUND
                Supplement dated February 25, 2003 to the
                   Prospectus dated February 25, 2003

The section  "Financial  Highlights"  on page 33 of the Prospectus is revised to read as follows:

      The Financial  Highlights  Table is presented to help you understand the
Fund's  financial   performance  for  the  past  five  fiscal  years.  Certain information  reflects  financial  results for a single  Fund share.  The total returns in the table  represent  the rate that an  investor  would have earned
(or  lost)  on an  investment  in  the  Fund  (assuming  reinvestment  of  all dividends  and  distributions).  For the fiscal years ended  December 31, 2000 through 2002, the information was audited by KPMG LLP, the Fund's  independent auditors,  whose  report,  along  with the  Fund's  financial  statements,  is included in the  Statement of  Additional  Information,  which is available on request.  The  financial  highlights  for each of the two years in the  period ended  December 31, 1999,  were audited by other  auditors  whose report dated
January 24, 2000, expressed an unqualified opinion on this information.

February 25, 2003                                           PS0345.019